UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

THE TJX COMPANIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-4908	04-2207613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Cochituate Road, Framingham, MA 01701

(Address of principal executive offices) (Zip Code)

(508) 390-1000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	TJX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On March 30, 2020, The TJX Companies, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Deutsche Bank Securities Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named in Schedule 1 thereto, relating to the issuance and sale of (a) $1,250,000,000 aggregate principal amount of 3.500% notes due 2025 of the Company (the “2025 Notes”), (b) $750,000,000 aggregate principal amount of 3.750% notes due 2027 of the Company (the “2027 Notes”), (c) $1,250,000,000 aggregate principal amount of 3.875% notes due 2030 of the Company (the “2030 Notes”) and (d) $750,000,000 aggregate principal amount of 4.500% notes due 2050 of the Company (the “2050 Notes” and, together with the 2025 Notes, 2027 Notes and the 2030 Notes, the “Notes”).

The Notes were registered pursuant to an automatically effective shelf registration statement on Form S-3 under the Securities Act of 1933, as amended (Registration Statement No. 333-237461) (the “Registration Statement”) that was filed with the Securities and Exchange Commission on March 30, 2020. The Notes will be issued pursuant to a base indenture, as supplemented by a first supplemental indenture relating to the 2025 Notes, a second supplemental indenture relating to the 2027 Notes, a third supplemental indenture relating to the 2030 Notes and a fourth supplemental indenture relating to the 2050 Notes, in each case to be executed by and between the Company and U.S. Bank National Association, as trustee. The Company is expected to complete the issuance and sale of the Notes on or about April 1, 2020, subject to the satisfaction of customary closing conditions.

In order to furnish certain exhibits for incorporation by reference into the Registration Statement, the Company is filing the Underwriting Agreement and the opinion of Ropes & Gray LLP relating to the validity of the Notes as Exhibits 1.1 and 5.1, respectively, to this Current Report on Form 8-K. Certain information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

No.	Description

1.1

Underwriting Agreement, dated as of March 30, 2020, by and among The TJX Companies, Inc., as issuer, and BofA Securities, Inc., Deutsche Bank Securities Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named in Schedule 1 thereto.

5.1	Opinion of Ropes & Gray LLP as to the validity of the Notes.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).

99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TJX COMPANIES, INC.

Date: March 31, 2020	By:	/s/ Alicia Kelly
	Name:	Alicia Kelly
	Title:	Executive Vice President, Secretary and General Counsel